UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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E. I. du Pont de Nemours and Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The email below was sent to certain employees of E. I. du Pont de Nemours and Company (“DuPont”) on April 27, 2015:

An all-employee message from Ellen Kullman, Chair and CEO of DuPont.

Dear Colleagues,

With our May 13th Annual Meeting only two weeks away, we are entering a period of heightened activity and increased public interest and attention related to the proxy contest. As we move closer to a conclusion, it is more important than ever to intensify our focus on what matters most: our core values and continuing to deliver to customers the creative energy and innovative solutions that build shareholder value.

As shareholders make their decisions about how to vote and we move closer to the Annual Meeting, one driver of heightened media attention is the recommendations being issued by what are called proxy advisory firms, which provide information to institutional shareholders as they prepare to vote. There are four major proxy firms, each of which will issue recommendations to our shareholders.

One of those firms, Institutional Shareholder Services (ISS), today announced its recommendation and you may see media coverage of this report. We also issued a statement [hyperlink] today, framing the ISS conclusions and urging continued shareholder support for all of our extremely qualified director nominees.

Recommendations by proxy advisory services are a standard part of every large proxy contest. It is important to note that these recommendations do not determine the outcome of a vote—a fact that is well supported by historical patterns in contested situations like ours where shareholders have supported Boards despite ISS recommendations, which often favor activists. Our direct engagement with them is the primary factor in the decision making of our large institutional shareholders. We are confident they will conduct their own analysis and we are encouraged by their response to our progress.

If you are a shareholder, this is the time to make sure your vote counts. We urge you to support all 12 of DuPont’s nominees in order to ensure the continuation of our strategy to deliver higher growth and higher value and I encourage you to vote the WHITE proxy card “FOR” ALL DuPont directors for each account through which you own DuPont stock.

Voting is quick and easy—here are some helpful tips to ensure your vote on the WHITE card is counted:

•      Every vote is important, and we encourage you to vote well in advance of the Annual Meeting.

•      If you hold shares through DuPont’s plans, review the instructions you receive from the Plan Trustee with respect to specific plan voting deadlines.

•      Do not return any “gold” proxy cards at all, even to withhold your vote. If you return a “gold” proxy card, it will revoke any previously submitted WHITE proxy cards.

•      Depending on how you hold your shares, the Trian card may be a very pale gold and may not be easy to distinguish from our WHITE card. However, the word “gold” will appear on the Trian card.

•      To prevent any errors, it is best to discard any proxy materials you receive from Trian.

If you have any questions at all about the voting process, please contact the firm assisting us on this matter: Innisfree M&A Incorporated at (877) 750-9501 (toll free from the U.S. and Canada) or (412) 232-3651 (from other locations).

As we approach both the Annual Meeting and the separation of Chemours, we are moving steadily forward on our path of progress. We have much to be proud of and much to anticipate as we ready the organization for the next key stage of transformation. Let’s maintain our focus on our values, our customers, our results, and on each other.

Thank you as always for all you do for DuPont.

Ellen

Forward Looking Statements

This document contains forward-looking statements which may be identified by their use of words like “plans,” “expects,” “will,” “believes,” “intends,” “estimates,” “anticipates” or other words of similar meaning.  All statements that address expectations or projections about the future, including statements about the company’s strategy for growth, product development, regulatory approval, market position, anticipated benefits of recent acquisitions, timing of anticipated benefits from restructuring actions, outcome of contingencies, such as litigation and environmental matters, expenditures and financial results, are forward looking statements. Forward-looking statements are not guarantees of future performance and are based on certain assumptions and expectations of future events which may not be realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond the company’s control. Some of the important factors that could cause the company’s actual results to differ materially from those projected in any such forward-looking statements are: fluctuations in energy and raw material prices; failure to develop and market new products and optimally manage product life cycles; ability to respond to market acceptance, rules, regulations and policies affecting products based on biotechnology; significant litigation and environmental matters; failure to appropriately manage process safety and product stewardship issues; changes in laws and regulations or political conditions; global economic and capital markets conditions, such as inflation, interest and currency exchange rates; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, weather events and natural disasters; ability to protect and enforce the company’s intellectual property rights; successful integration of acquired businesses and separation of underperforming or non-strategic assets or businesses and successful completion of the proposed spinoff of the Performance Chemicals segment including ability to fully realize the expected benefits of the proposed spinoff. The company undertakes no duty to update any forward-looking statements as a result of future developments or new information.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

DuPont has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the 2015 Annual Meeting. DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

DuPont, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from DuPont stockholders in connection with the matters to be considered at DuPont’s 2015 Annual Meeting. Information about DuPont’s directors and executive officers is available in DuPont’s definitive proxy statement, filed with the SEC on March 23, 2015, for its 2015 Annual Meeting. To the extent holdings of DuPont’s securities by such directors or executive officers have changed since the amounts printed in the proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.  Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement and, to the extent applicable, will be updated in other materials to be filed with the SEC in connection with DuPont’s 2015 Annual Meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by DuPont with the SEC free of charge at the SEC’s website at www.sec.gov. Copies also will be available free of charge at DuPont’s website at www.dupont.com or by contacting DuPont Investor Relations at (302) 774-4994.